UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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SWK HOLDINGS CORPORATION

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SWK HOLDINGS CORPORATION

14755 Preston Road, Suite 105

Dallas, Texas 75254

Dear Fellow Stockholders:

You are cordially invited to attend our 2019 Annual Meeting of Stockholders to be held at the Signature Exchange Conference Center, 14785 Preston Road, Dallas, Texas 75254, on Tuesday, November 19, 2019 at 9:00 a.m., central time.

The matters expected to be acted upon at our 2019 Annual Meeting of Stockholders are the election of six (6) directors, the ratification of the appointment of BPM LLP as our independent auditors for the fiscal year ending December 31, 2019, the approval on an advisory basis of the compensation paid to certain officers, and the approval of our 2010 Equity Incentive Plan, as amended.

These proposals are described in detail in the accompanying Notice of the 2019 Annual Meeting of Stockholders and Proxy Statement.

Whether you plan to attend our 2019 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope prior to our 2019 Annual Meeting of Stockholders, or submit your proxy by Internet or telephone pursuant to the instructions on the accompanying proxy card, so that your shares will be represented at the meeting. Returning the proxy card or submitting your proxy by Internet or telephone does not deprive you of your right to attend our 2019 Annual Meeting of Stockholders and to vote your shares in person and in accordance with the procedures set forth in the proxy statement.

Thank you for your continued support.

Sincerely,

Michael D. Weinberg
Chairman of the Board

Dallas, Texas

October 23, 2019

This Proxy Statement will first be mailed to the Company’s stockholders on or about October 23, 2019.

SWK HOLDINGS CORPORATION

14755 Preston Road, Suite 105

Dallas, Texas 75254

MESSAGE FROM OUR CHIEF EXECUTIVE

Dear Fellow Stakeholders:

Following a productive 2018 fiscal year, we entered 2019 seeking to generate near-term and longer-range returns to the shareholders of SWK by capitalizing on our unique position as a leader in the specialty healthcare finance industry focused on commercial-stage, small to mid-sized life science companies and royalty owners. The strategy, which we continue to execute, is focused on expanding our traditional specialty healthcare finance business through synergistic transactions that offer both attractive valuations and upside optionality capable of driving returns for our shareholders. Our transformational acquisition of Enteris BioPharma, Inc. (“Enteris”) is evidence of this plan in action.

Dovetailing our initiatives to enhance SWK’s business, we are also in the midst of transforming our position as a publicly traded company. Central to this plan is our effort to list our common stock on the NASDAQ Capital Market. We believe our application is strong, and in preparation for this anticipated event, we have enhanced our Board of Directors to comply with market requirements and infuse the team with expertise that aligns with our growth strategy.

Through it all, SWK remains laser focused on securing transactions that leverage our well-established reputation as a trusted financing partner for small life sciences companies looking for capital to support their growth opportunities. This is our core business, and we expect it to remain the primary growth driver for SWK.

I would like to take this opportunity to highlight some of our accomplishments and how these events feed into our future plans. All this was made possible by the diligent efforts of our lean SWK team. We would like to thank our employees for their dedication and loyalty and our stakeholders for their continued support as we evolve our model and grow SWK.

A Productive 2018 Fiscal Year

In 2018, SWK closed six new transactions, had two successful repayments and exited two non-performing situations where we have no further funding obligations. SWK also raised a credit facility to support growth efforts and initiated a stock buyback program, which was resumed earlier this year. SWK continued this positive momentum in 2019 and anticipates continued strength into 2020 and beyond. Given our reputation as a trusted financing partner for life science companies seeking unique financing structures to support growth, our opportunity pipeline remains very active. Since launching in 2012, SWK has successfully executed this business model with 35 partners, deployed $523 million of capital and created a portfolio of royalties and structured credit backed by royalties that totals $170 million across 23 partners. That said, SWK seeks to continue to improve the quality of our portfolio and our management with disciplined underwriting.

Fiscal 2019 Acquisition

On August 26, 2019, SWK announced a strategic acquisition whereby our wholly-owned subsidiary, SWK Acquisition Corporation, acquired 100 percent of Enteris from a private equity firm. Enteris is a biotechnology company offering innovative formulation solutions utilizing its proprietary oral drug delivery technology, Peptelligence®. Enteris will operate as a wholly-owned subsidiary of SWK.

Under the terms of the deal, SWK paid $21.5 million to the seller. Further, Enteris and the seller will share the milestone and royalty proceeds of the Non-Exclusive License Agreement between Enteris and Cara Therapeutics, Inc. (“Cara”) executed on August 20, 2019 under which Enteris licensed its proprietary Peptelligence® oral drug formulation to Cara for use with its Oral KORSUVA™ drug development candidate per the following conditions:

•	Seller received 100 percent of the $8 million upfront amount paid upon execution of the Cara License;
•	Seller will receive 40 percent of the first milestone payment, with Enteris to receive 60 percent of such payment;
•	Seller will receive 75 percent of any remaining milestone and royalty payments until Seller receives an aggregate $32.75 million, excluding the first milestone payment, with Enteris entitled to the remaining 25 percent; and
•	All proceeds thereafter will be split evenly between Enteris and Seller.

Leadership Changes

SWK made some key changes to its Board of Directors during fiscal year 2019. On August 30, 2019, the board expanded to include six members, and upon the recommendation of the Governance and Nominating Committee, appointed both Winston L. Black, III, Chief Executive Officer of SWK, and Aaron G.L. Fletcher, Ph.D., to the newly created board seats, effective immediately. The board also appointed Dr. Fletcher to its Audit Committee, effective immediately. Dr. Fletcher’s compensation as a director will be consistent with the compensation provided to all of SWK’s non-employee directors.

Application for Uplisting to NASDAQ Capital Market

On September 3, 2019, SWK announced that it has filed an application to list its common stock on the NASDAQ Capital Market. Becoming a NASDAQ-listed company represents a significant milestone for our company that builds on the momentum from the acquisition of Enteris and our broader strategy to expand our traditional specialty healthcare finance business with opportunistic transactions that are synergistic with our specialty finance platform and offer attractive valuations with substantial upside optionality. We expect that the move to NASDAQ will raise SWK’s visibility and enhance trading liquidity by broadening the appeal of our stock to a larger shareholder base as we execute our business plan and drive long-term shareholder value.

Sincerely,

Winston L. Black III
Chief Executive Officer

SWK HOLDINGS CORPORATION

14755 Preston Road, Suite 105

Dallas, Texas 75254

NOTICE OF THE 2019 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

NOTICE IS HEREBY GIVEN of the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of SWK Holdings Corporation, a Delaware corporation (the “Company”), to be held at the Signature Exchange Conference Center, 14785 Preston Road, Dallas, Texas 75254, on Tuesday, November 19, 2019, at 9:00 a.m., central time.

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	The election of D. Blair Baker, Winston L. Black, Aaron G.L. Fletcher, Christopher W. Haga, Edward B. Stead and Michael Weinberg, as directors of the Company to serve until our 2020 Annual Meeting of Stockholders and until their respective successors have been elected and qualified, or until their earlier resignation, death or removal;

2.	The ratification of the appointment of BPM LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019;

3.	The approval on an advisory basis of the compensation paid to certain executive officers; and

4.	The approval of the Company’s 2010 Equity Incentive Plan, as amended.

You may also be asked to transact such other business as may properly come before our Annual Meeting and any postponement or adjournment of our Annual Meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on October 17, 2019 are entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.

By Order of the Board of Directors,

David R. Earhart
General Counsel and Secretary

Dallas, Texas

October 23, 2019

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE PURSUANT TO THE INSTRUCTIONS ON THE ACCOMPANYING PROXY CARD, PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED.

Important notice regarding the availability of proxy materials for the 2019 Annual Meeting of Stockholders to be held on November 19, 2019:

This notice of the 2019 Annual Meeting of Stockholders, the proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 are available at www.swkhold.com/investor-relations/proxy.

SWK HOLDINGS CORPORATION

14755 Preston Road, Suite 105

Dallas, Texas 75254

PROXY STATEMENT

October 23, 2019

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of SWK Holdings Corporation, a Delaware corporation, for use at our 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held in the Signature Exchange Conference Center at 14785 Preston Road, Dallas, Texas 75254, on November 19, 2019, at 9:00 a.m., central time, and at any postponement or adjournment of such meeting. This Proxy Statement, the accompanying Notice of the Annual Meeting and form of proxy will first be mailed to our stockholders on or about October 23, 2019. Our stockholders are encouraged to review the information provided in this Proxy Statement in conjunction with our 2018 Annual Report on Form 10-K, a copy of which also accompanies this Proxy Statement. References in this Proxy Statement to “SWK,” “Company,” “we,” “our” and “us” collectively refer to SWK Holdings Corporation.

Many of our stockholders hold their common stock through a broker, bank or other nominee rather than directly in their own name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and obtain a legal proxy from your broker, bank or nominee. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.

VOTING INFORMATION

Record Date and Quorum

A quorum is required for our stockholders to conduct business at the Annual Meeting. The holders of a majority of the shares of our common stock outstanding and entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Only holders of our common stock of record at the close of business on October 17, 2019, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. At the close of business on the record date, we had 12,914,145 shares of common stock outstanding and entitled to vote.

Voting Rights

Only holders of our common stock as of the record date are entitled to vote. Each share of common stock entitles its holder to one vote on each matter properly brought before the Annual Meeting. Shares may not be voted cumulatively. Abstentions and broker non-votes, described below, will be considered as present for purposes of determining a quorum.

Required Votes

Proposal 1. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

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Proposal 2. The ratification of the Audit Committee’s appointment of BPM LLP (“BPM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2019, requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal 3. The approval, on an advisory basis, of the compensation paid to certain executive officers requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal 4. The approval of the SWK Holdings Corporation 2010 Equity Incentive Plan, as amended (the “2010 Plan”) requires the affirmative vote of a majority of votes cast on the proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

The Board recommends a vote FOR (i) the nominees for director; (ii) the ratification of the appointment of BPM; (iii) the approval, on an advisory basis, of the compensation paid to certain executive officers; and (iv) the approval of the 2010 Plan.

If any other matter is properly submitted to stockholders at the Annual Meeting, its adoption will generally require the affirmative vote of holders of a majority of votes cast on the proposal, in person or by proxy. The Board does not propose to conduct any business at the Annual Meeting other than as stated above. If you grant a proxy, Winston L. Black, Chief Executive Officer; Charles Jacobson, Chief Financial Officer; and David R. Earhart, General Counsel and Secretary (collectively referred to as the “proxyholders”) will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Under our By-laws, the deadline for notifying us of any additional proposals to be presented at the Annual Meeting has passed, and accordingly, stockholders may not present any additional proposals at the Annual Meeting.

Tabulation of Votes

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. We intend to announce the preliminary voting results at the Annual Meeting, and in accordance with rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final results in a current report on Form 8-K within four business days of the Annual Meeting.

Voting by Stockholders of Record and Beneficial Owners

Stockholders of Record. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in accordance with the recommendations of the Board on such matters.

If you are a stockholder of record and attend the Annual Meeting, you may deliver your completed proxy card or vote by ballot. Even if you plan to be present at the Annual Meeting, we encourage you to deliver your completed proxy card prior to the meeting.

Beneficial Owners. If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the bank, broker or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law, a bank, broker or nominee has the discretion to vote on routine matters, which includes the ratification of the appointment of an independent registered public accounting firm. For all other matters to be considered at the Annual Meeting, brokers and certain banks and nominees will be unable to vote on your behalf if you do not instruct them how to vote your shares in the manner set forth on your voting instruction card (referred to as “broker non-votes”). Therefore, it is very important for you to provide voting instructions for each proposal.

If you hold your common shares through a bank, broker or other nominee and want to vote such shares in person at the Annual Meeting, you must obtain a legal proxy from your broker, bank or other nominee giving you the power to vote such shares. Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf.

Expenses of Solicitation of Proxies

We are paying the expenses of soliciting the proxies to be voted at the Annual Meeting. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of the proxies. In these cases, we will, upon their request, reimburse such record holders for their reasonable expenses. Proxies may also be solicited by some of our directors, officers and employees and consultants, without additional compensation, in person or by telephone.

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Revocability of Proxies

Stockholders of Record. You may change your vote at any time before the proxy is exercised by voting in person at the Annual Meeting or by filing with our Secretary either a notice revoking the proxy or a properly signed proxy, in each case bearing a later date. Your attendance at the Annual Meeting in person will not cause your previously granted proxy to be revoked unless you file the proper documentation.

Beneficial Owners. If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

Communicating with Members of the Board

Stockholders may communicate with any of our directors by written mail addressed to the Secretary, SWK Holdings Corporation, 14755 Preston Road, Suite 105, Dallas, Texas 75254. Stockholders are encouraged to include proof of ownership of the Company’s stock in such communications. The Secretary will forward all communications to the applicable director or directors.

Internet Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to Be Held November 19, 2019: The Notice of the Annual Meeting, this Proxy Statement, and the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, are available at www.swkhold.com/investor-relations/proxy.

PROPOSAL 1—ELECTION OF DIRECTORS

The directors elected at the Annual Meeting shall be elected to hold office for terms expiring at the 2020 annual meeting.

All of our current directors have agreed to stand for re-election to the Board of Directors at the Annual Meeting. We have no reason to believe that any of them will be unable or unwilling to serve if elected. However, if any of them should become unable for any reason or unwilling to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors.

Director Nominees

The following table sets forth the names of the director nominees, all of whom are existing directors, and information about each (including their ages as of October 23, 2019):

		Committee		Director
Name	Age	Memberships	Principal Occupation	Since
D. Blair Baker	58	Audit	President, Precept Capital Management	2014

Winston L. Black	44		Chief Executive Officer, SWK Holdings Corporation	2019

Aaron G.L. Fletcher	39	Audit	President, Bios Research and Managing Partner, Bios Partners, L.P.	2019

Christopher W. Haga	52	Compensation	Portfolio Manager and Head of Strategic Investments, Carlson Capital, L.P.	2014

Edward B. Stead	72	Audit, Governance	Private Investor	2014

Michael D. Weinberg	55	Governance, Compensation	Private Investor	2009

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D. Blair Baker. Mr. Baker was appointed to the Board in August 2014. Mr. Baker has served as the president of Precept Capital Management (“Precept”), an investment management company based in Dallas, Texas, since he founded Precept in 1998. Precept invests across multiple industries and asset types, focusing primarily on publicly-traded securities. His investments in the healthcare sector have included pharmaceutical, medical device, biotech, medical services and medical technology. He has extensive relationships throughout the industry. Mr. Baker also formed an oil and gas operating company with ongoing operations in the Fort Worth Basin in North Texas. Other relevant prior experience includes Mr. Baker’s position as vice president and securities analyst covering telecommunications equipment companies at Rauscher Pierce Refsnes (later acquired by RBC) and as a member of the research team at Friess Associates that managed $7 billion of client assets.

The Board has determined that Mr. Baker is qualified to continue to serve on the Board due to his extensive financial and investment experience.

Winston Black. Mr. Black was appointed CEO in January 2016. Prior to that time, Mr. Black served as Managing Director. Mr. Black joined SWK in May 2012 from PBS Capital Management, LLC, an investment management business investing in pharmaceutical royalties and healthcare equities that Mr. Black co-founded in 2009. Prior to PBS Capital, Mr. Black was a Senior Portfolio Analyst at Highland Capital Management, L.P. from September 2007 to March 2009 where he managed a portfolio of approximately $2 billion in healthcare investments. Prior to joining Highland, Mr. Black served as COO/Analyst and Chief Compliance Officer at Mallette Capital Management, Inc., a $200 million biotech focused hedge fund. Prior to Mallette Capital, Mr. Black was Vice President, Corporate Development for ATX Communications, Inc. Mr. Black began his career as an Analyst in the Healthcare and Telecommunications groups at Salomon Smith Barney. Mr. Black received MBAs with distinction from both Columbia Business School and London Business School and received a BA in Economics from Duke University, where he graduated Cum Laude.

The Board has determined that Mr. Black is qualified to serve on the Board due to his position as Chief Executive Officer of the Company and his extensive financial and investment experience.

Aaron G.L. Fletcher. Dr. Fletcher currently serves as President of Bios Research, a financial services firm that he founded to provide public equity research in the health care industry tailored to institutional firms and large family offices. In addition to his position at Bios Research, Dr. Fletcher is a Managing Partner at Bios Partners, LP, a venture capital firm focused on investment in early-stage and growth-stage biotech and medical device companies.  Dr. Fletcher also serves as a director on the Boards of Lung Therapeutics, Actuate Therapeutics, AbiliTech Medical, Cognition Therapeutics, Cue Biopharma, and TFF Pharma, and works as an independent consultant for the biotech/healthcare equity industry. Dr. Fletcher holds a Ph.D. in Biochemistry from Colorado State University and serves as a visiting professor at Dallas Baptist University.

The Board has determined that Dr. Fletcher is qualified to serve on the Board due to his extensive financial and investment experience in the life sciences industry.

Christopher W. Haga. Mr. Haga was appointed to the Board in August 2014, Mr. Haga is Portfolio Manager and Head of Strategic Investments at Carlson Capital, L.P. (“Carlson Capital”), an investment management business which, as of April 13, 2018, beneficially owned 70.7 percent of our outstanding Common Stock. Mr. Haga, who joined Carlson Capital in 2003, has 25 years of experience in public and private investing, investment banking and structured finance. His role at Carlson Capital includes public and private investing in financial institutions, energy companies and special situations. Prior to Carlson Capital, Mr. Haga held investment banking and principal investing roles at RBC Capital Markets, Stephens, Inc., Lehman Brothers (London) and Alex. Brown & Sons. Mr. Haga holds a B.S. degree in Business Administration from the University of North Carolina at Chapel Hill and an M.B.A. degree from the University of Virginia. Mr. Haga is also Chairman of Barbican Group Holdings Limited, an insurance company operating at Lloyds of London, and is a director of Consolidated-Tomoka Land Co.

The Board has determined that Mr. Haga is qualified to continue to serve on the Board due to his extensive financial and investment experience.

Edward B. Stead. Mr. Stead was appointed to the Board in August 2014. Mr. Stead began his career as a lawyer at IBM from 1973 to 1985. He then served at Apple Computer, Inc. from 1987 until 1996, where he held titles up to and including Senior Vice President, General Counsel and Secretary. At Apple, Mr. Stead led the significant advance of Apple in filing of patented inventions. He also served as Executive Vice President, General Counsel and Secretary of Blockbuster, Inc. from 1997 until 2006. Mr. Stead has served on the Legal Advisory Boards of both the NYSE and the NASD. He is currently a member of the American Law Institute. Mr. Stead’s current primary occupation is a private investor.

The Board has determined that Mr. Stead is qualified to continue to serve on the Board due to his extensive legal and business experience, as well as his extensive intellectual property experience.

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Michael D. Weinberg. Mr. Weinberg has served on the Board since December 2009 and was recommended as a nominee to the Board by Carlson Capital. Mr. Weinberg is currently a private investor and Senior Advisor to Bon Voyage Management, a single-family office. Mr. Weinberg was employed at Carlson Capital from 1999 to 2019 in a variety of investment and operational roles, retiring as Chief Operating Officer and Partner in 2019. From 1996 to 1999, Mr. Weinberg was Director of Investments at Richmont Capital Partners, L.P., the investment affiliate of privately-held Mary Kay Cosmetics. Prior to Mary Kay, Mr. Weinberg also held positions as an analyst for Greenbrier Partners, a value-oriented hedge fund, and as an associate attorney for the law firm of Baker Botts L.L.P. Mr. Weinberg holds a B.A. degree from the Plan II Liberal Arts Honors Program and a J.D. degree, both from the University of Texas at Austin. Mr. Weinberg is a CFA Charterholder. Mr. Weinberg is also a Director of Barbican Group Holdings Limited, an insurance company operating at Lloyds of London, and a director of EnPower, Inc.

The Board has determined that Mr. Weinberg is qualified to continue to serve on the Board due to his extensive financial, investment and legal experience.

The Board recommends a vote FOR the election of the director nominees.

Board Meetings, Director Independence and Annual Meeting Attendance

Board and Annual Meeting Attendance

The Board met seven times in 2018. During 2018, each director attended all meetings of the Board and committees of the Board on which such director served. Each director is expected to attend the Annual Meeting and each director at such time also attended the Company’s last annual meeting in person.

Independence

The Board has adopted the definitions, standards and exceptions to the standards for evaluating director independence provided in The Nasdaq Stock Market rules and determined that all of our current directors other than Mr. Black are independent under the rules of The Nasdaq Stock Market.

Committees of the Board

The Board has three standing committees: the audit committee, the compensation committee, and the governance and nominating committee.

Audit Committee. We have a standing audit committee of the Board (the “Audit Committee”) established in accordance with Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are Messrs. Baker (Chair), Fletcher and Stead. Each member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under The Nasdaq Stock Market Rules and the rules of the Securities and Exchange Commission (“SEC”). In addition, the Board determined that each of Messrs. Baker, Fletcher and Stead is considered an “audit committee financial expert” as defined in the rules of the SEC.

The Audit Committee met four times in 2018. The Board has adopted a written charter for the Audit Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The principal functions of the Audit Committee are to oversee our accounting and financial reporting processes and the audits of our financial statements, oversee our relationship with our independent auditors, including selecting, evaluating and setting the compensation of, and approving all audit and non-audit services to be performed by the independent auditors, and facilitate communication among our independent auditors and our financial and senior management.

Compensation Committee. We have a standing compensation committee of the Board (the “Compensation Committee”). The members of our Compensation Committee are Messrs. Weinberg (Chair) and Haga.

The Compensation Committee met one time in 2018. Each current member of the Compensation Committee meets the independence and other requirements to serve on our Compensation Committee under The Nasdaq Stock Market Rules and the rules of the SEC.

The Board has adopted a written charter for the Compensation Committee, a copy of which is posted in the corporate governance section of our Internet website (at www.swkhold.com). The Compensation Committee has responsibilities relating to the performance evaluation and the compensation of our Chief Executive Officer, the compensation of our executive officers and directors and our significant compensation arrangements, plans, policies and programs, including our stock compensation plans. Certain of our executive officers, our outside counsel and consultants may occasionally attend the meetings of the Compensation Committee. However, no officer of the Company is present during discussions or deliberations regarding that officer’s own compensation.

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Governance and Nominating Committee. We have a standing governance and nominating committee of the Board (the “Governance and Nominating Committee”). The members of our Governance and Nominating Committee are Mr. Weinberg (Chair) and Mr. Stead. The Governance and Nominating Committee met one time in 2018. Each of Messrs. Weinberg and Stead meets the independence and other requirements to serve on our Governance and Nominating Committee under The Nasdaq Stock Market Rules and the rules of the SEC.

The Board has adopted a written charter for the Governance and Nominating Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The Governance and Nominating Committee considers the performance of the members of the Board and nominees for director positions and evaluates and oversees corporate governance and related issues.

The goal of the Governance and Nominating Committee is to ensure that the members of the Board possess a variety of perspectives and skills derived from high-quality business and professional experience. The Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. To this end, the Governance and Nominating Committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen and the ability to think strategically. Although the Governance and Nominating Committee uses these and other criteria to evaluate potential nominees to the Board, it has no stated minimum criteria for such nominees. The Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

The Governance and Nominating Committee will consider stockholder recommendations for director candidates. The Governance and Nominating Committee has established the following procedure for stockholders to submit such recommendations for which there has been no material change: the stockholder should send the name of the individual and related personal and professional information, including a list of references to our Governance and Nominating Committee, in care of the Corporate Secretary at our principal executive offices, sufficiently in advance of the annual meeting to allow the Governance and Nominating committee appropriate time to consider the recommendation.

Board Leadership Structure and Risk Oversight

We separated the roles of Chief Executive Officer and Chairman of the Board. Mr. Weinberg serves as Chairman of the Board, while Mr. Black serves as Chief Executive Officer of the Company.

The Board, in conjunction with the Company’s officers, is responsible for considering, identifying and managing material risks to the Company. The Audit Committee plays a critical role in evaluating and managing internal controls, financial risk exposure and monitoring the activities of the Company’s independent registered public accounting firm. The entire Board also receives updates at each Board meeting regarding any material risks from the Company’s management.

Compensation of Directors

Beginning January 2015, the Company compensated non-employee directors with an annual retainer of (i) $45,000 and (ii) a grant of 1,000 shares of restricted stock. In addition, each member of (i) the Audit Committee was entitled to an additional annual retainer of $10,000; (ii) the Compensation Committee was entitled to an additional annual retainer of $1,000; and (iii) the Governance and Nominating Committee was entitled to an additional annual retainer of $2,000. The foregoing was paid quarterly in arrears on each of March 31, June 30, September 30, and December 31. Each non-employee director could elect to receive 100 percent of the cash retainer payable, including committee fees, in shares of common stock, based on the closing price of the common stock on the date of payment. Any common stock issued for such compensation vested immediately upon issuance.

The Company commissioned a board compensation study during 2019, and as a result, beginning October 2019, the Company amended the compensation structure for non-employee directors to provide for an annual retainer comprised of (i) $45,000 cash and (ii) a grant of shares of restricted stock with a value of $25,000, subject to a one year vesting period. In addition, the committee compensation was amended such that each member of (i) the Audit Committee is entitled to an additional annual retainer of $11,000; (ii) the Compensation Committee is entitled to an additional annual retainer of $2,000; and (iii) the Governance and Nominating Committee is entitled to an additional annual retainer of $4,000. Further, the amended compensation structure provides for the non-executive chairman to be entitled to receive a $20,000 annual retainer. The foregoing, other than the restricted stock grant, is paid quarterly in arrears on each of March 31, June 30, September 30, and December 31. Each non-employee director can elect to receive 100 percent of the cash retainer payable, including committee fees, in shares of common stock, based on the closing price of the common stock on the date of payment. Any common stock issued for such cash compensation vests immediately upon issuance. The $25,000 grant of restricted stock is paid annually on October 1 in advance and is subject to a one-year vest period.

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We reimburse our directors for reasonable travel and other reasonable expenses incurred in connection with attending the meetings of the Board. The Company is also party to indemnification agreements with each of its directors.

2018 Director Compensation

The table below summarizes the compensation paid by the Company to our directors for the fiscal year ended December 31, 2018.

	Fees Earned or Paid in Cash	Stock Award (1)	Total
Name	($)	($)	($)
D. Blair Baker	$—	$64,952	$64,952
Christopher W. Haga	—	55,962	55,962
Edward B. Stead	42,750	24,205	66,955
Michael D. Weinberg	—	57,959	57,959

(1)	The amounts reported represent the stock-based compensation expense that was calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). Information about the assumptions used to value these awards can be found in Note 7 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

EXECUTIVE OFFICERS

Our executive officers are our Chief Executive Officer, Winston L. Black, and our Chief Financial Officer, Charles Jacobson. Information regarding Mr. Black is set forth above under “Director Nominees.”

Charles Jacobson. Charles Jacobson, age 48, was appointed CFO in September 2012. Since April 2019, Mr. Jacobson serves as the Partner of Strategic Growth for CFGI, LLC (“CFGI”). CFGI provides management level finance, accounting and transaction advisory services to middle market public and private companies. From 2007 to 2019, Mr. Jacobson served as the CEO and Managing Director of Pine Hill Group, LLC (“Pine Hill”), a consulting firm which he co-founded in 2007. Pine Hill was acquired by CFGI in April 2019. Mr. Jacobson serves as Director, Interim CEO, and Interim CFO of The PMI Group, Inc. (“PMI”), positions he has held since 2017, 2016, and 2015, respectively. Since 2015, Mr. Jacobson serves as CFO and Director of Parkview Capital Credit, Inc., a Business Development Corporation providing mezzanine debt and equity capital to lower middle market companies. From 2012 to 2013, Mr. Jacobson served as CEO and CFO of Pro Capital, LLC (“Pro Cap”), an investment management business specializing in investments of municipal tax liens. Mr. Jacobson also served on Pro Cap’s board of managers from 2012 to 2014. From 2008 to 2011, Mr. Jacobson served as CFO of FS Investment Corporation pursuant to an agreement between Pine Hill and FS Investment Corporation. From 2001 to 2007, Mr. Jacobson worked for ATX Communications, Inc. (“ATX”), becoming the organization’s senior vice president of finance where he was responsible for managing ATX’s finance organization. Prior to working for ATX, Mr. Jacobson held senior managerial audit positions with Ernst & Young LLP from 1999 to 2000 and with BDO Seidman, LLP from 1996 to 1999, where he was responsible for audit engagements of private, pre-IPO and publicly traded companies in a variety of different industries. Mr. Jacobson began his professional career in 1993 at a regional public accounting firm where he performed audits on governmental entities. Mr. Jacobson is a Certified Public Accountant and holds a B.S. in Accounting from Rutgers University.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The table below summarizes the total compensation earned by each of the named executive officers for the fiscal years ended December 31, 2018, and 2017.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Option Awards ($)	Total
Winston L. Black, CEO	2018	$240,000	$784,723	$—	$1,024,723
	2017	$240,000	$911,919	$—	$1,151,919

Charles Jacobson, CFO (1)	2018	$—	$—	$—	$—
	2017	$—	$—	$—	$—

(1)	Mr. Jacobson was appointed CFO effective September 4, 2012. He is not an employee of the Company and receives no salary or other compensation from the Company. He served as the Company’s CFO pursuant to an agreement between the Company and Pine Hill, and now pursuant to an agreement between the Company and CFGI. All of Mr. Jacobson’s compensation was paid by Pine Hill, and is now paid by CFGI. See “Transactions with Related Persons.”

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Salary

The amount in the Salary column represents the base salary earned by each of the named executive officers in the applicable year.

Bonus

The amounts in the bonus column represent bonus awards to Mr. Black calculated in accordance with his employment agreement. The bonus for 2017 was paid in April 2018, and the bonus for 2018 was paid in April 2019.

Material Terms of Employment

On January 28, 2019, the Company entered into a new employment agreement with Mr. Black, effective January 1, 2019, for a term expiring on December 31, 2021, unless earlier terminated (the “Term”). The agreement provides for an annual salary of (i) $275,000 through December 31, 2021 and shall increase three percent effective the first full payroll cycle in each of 2020 and 2021, plus an annual bonus potential based on the Company’s annual pre-tax profit. The total bonus pool for 2017 equaled (i) 11.0 percent of the average pre-tax profit (as defined in the agreement) for 2016 multiplied by (ii) one plus 50 percent of the Return on Equity (as defined in the agreement), subject to certain adjustments. For 2018 and beyond, the total bonus pool equals (i) 11.0 percent of the average pre-tax profit for the year of calculation and the immediately prior year multiplied by (ii) one plus 50 percent of the Return on Equity (as defined in the agreement), subject to certain adjustments.

Mr. Black’s employment agreement provides for 6 months’ severance if Mr. Black is terminated by the Company without cause or he resigns for good reason. In addition, the Company can elect to pay Mr. Black his annual salary for up to eighteen months (following the six months’ severance period) to enforce a non-compete and non-solicitation agreement for up to two years from the date of his separation from the Company.

The Company is also party to indemnification agreements with its executive officers that may require the Company to indemnify such officers against liabilities that may arise by reason of the officers’ status or service.

Since the other employees of the Company are at will, the Company does not believe that there are any material risks arising from the Company’s compensation policies and practices for its employees.

2010 Equity Incentive Plan

On November 8, 2010, the Board approved the 2010 Plan. The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company’s future performance through the grant of equity awards. The 2010 Plan is administered by the Compensation Committee of the Board. The 2010 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests, as well as any other performance condition(s) required for such award agreement to vest. At any time after the grant of an award, the administrator may accelerate the period during which the award vests.

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Outstanding Equity Awards at December 31, 2018

Below are the options outstanding for the Company’s named executive officers as of December 31, 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Earned Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date ($)
Winston L. Black	18,750	(1)	56,250	$8.30	12/31/22
	50,000	(2)	50,000	$13.70	8/18/24

(1)	The options vest in 25 percent increments based upon the Company’s 60-day average stock price performance between $12.40 and $24.90 prior to December 31, 2021.
(2)	Fifty percent of the options vest over 4 years beginning December 31, 2015, and fifty percent vest if the 30-day average closing stock price exceeds $20.60 prior to December 31, 2021.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Messrs. Weinberg and Haga. No members of our Compensation Committee were employees of SWK during 2018. During 2018, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or our Compensation Committee.

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed BPM LLP (“BPM”) as the Company’s independent registered public accounting firm to perform the audit of our financial statements for the year ending December 31, 2019, and our stockholders are being asked to ratify this appointment. Our organizational documents do not require our stockholders to ratify the appointment of BPM as our independent registered public accounting firm. We are submitting the appointment of BPM to our stockholders for ratification because we believe it is a matter of good corporate practice. The Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. However, even if the stockholders ratify the appointment of BPM, the Audit Committee may in its sole discretion terminate the engagement of BPM and direct the appointment of another independent auditor at any time during the year, although it has no current intent to do so.

Representatives of BPM are expected to be present in person or by telephone at the Annual Meeting. If present, such representatives will have the opportunity to make a statement at the Annual Meeting if they wish and they will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR the ratification of the appointment of BPM LLP as our independent registered public accounting firm.

2018 and 2017 Audit Fee Summary

BPM audited our financial statements for the years ended December 31, 2018, and 2017. Set forth below are the aggregated fees billed for audit and other services provided by BPM for 2018 and 2017:

	Year Ended December 31,
	2018	2017
Audit fees (1)	$168,000	$158,000
Tax fees	—	—
All other fees	—	—
Total fees	$168,000	$158,000

(1)	Consists of fees billed for professional services rendered for the audit of our annual financial statements and review of our quarterly condensed financial statements and services, such as consents and review of SEC comment letters that are normally provided by BPM in connection with statutory and regulatory filing engagements.

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Our Audit Committee considers at least annually whether the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence. This process includes:

•	Obtaining and reviewing, on at least an annual basis, a letter from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and the Company required to be disclosed by Public Company Accounting Oversight Board standards, reviewing the nature and scope of such relationships, discussing these relationships with the independent registered public accounting firm and discontinuing any relationships that the Audit Committee believes could compromise the independence of the registered public accounting firm.

•	Obtaining reports of all non-audit services proposed to be performed by the independent registered public accounting firm before such services are performed, reviewing and approving or prohibiting, as appropriate, any non-audit services not permitted by applicable law. The Audit Committee may delegate authority to review and approve or prohibit non-audit services to one or more members of the Audit Committee, and direct that any approval so granted be reported to the Audit Committee at a following meeting of the Audit Committee.

All services provided by the Company’s independent registered public accounting firm in fiscal years 2018 and 2017 were approved in advance by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures

All audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm must be pre-approved by the Audit Committee to assure that the provision of such services does not impair the firm’s independence. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditors to management.

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters. All other audit services not otherwise included in the annual audit services engagement must be specifically pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

The purpose of the Audit Committee of SWK Holdings Corporation (the “Company”) is to assist the Board in its oversight of the financial accounting, reporting and controls. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” as set forth in the listing standards of The Nasdaq Stock Market. The Audit Committee operates pursuant to a charter, a copy of which is available under the heading “Corporate Governance” on the Company’s website (www.swkhold.com). The Audit Committee meets with the Company’s management and with our independent registered public accounting firm, with and without management present, to discuss the scope and plans for their audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee met 4 times during 2018.

The current members of the Audit Committee are Mr. Baker, Mr. Fletcher, and Mr. Stead. Mr. Fletcher joined the Audit Committee upon his appointment to the Board on August 30, 2019.

In performing its oversight role during the period since its last report, the Audit Committee reviewed and discussed the Company’s audited financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm, BPM LLP (“BPM”) by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence” and discussed with BPM its independence from the Company. Based on the discussions with management and BPM, the Audit Committee previously recommended to the Board that the Company’s audited financial statements that were reviewed by the Audit Committee and discussed with management and BPM be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018.

The members of the Audit Committee rely on the information provided to them and on the representations made to the Audit Committee by the Company’s management and independent registered public accounting firm without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee’s oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not ensure that any audit of the Company’s financial statements conducted by independent registered public accounting firm has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

AUDIT COMMITTEE

D. Blair Baker (Chairperson)
Aaron G.L. Fletcher Edward B. Stead

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of October 17, 2019 by the following individuals or groups:

•	each person or entity who is known by us to own beneficially more than five percent of our outstanding stock;

•	each of our named executive officers;

•	each of our directors; and

•	all current directors and executive officers as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Applicable percentage ownership in the following table is based on 12,914,145 shares of common stock outstanding as of October 17, 2019, as adjusted to include options and warrants exercisable within 60 days of October 23, 2019 held by the indicated stockholder or stockholders.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o the Company. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. To determine the number of shares beneficially owned by persons other than our directors, executive officers and their affiliates, we have relied on beneficial ownership reports filed by such persons with the SEC.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
D. Blair Baker	31,173	*
Winston L. Black (1)	79,744	*
Christopher W. Haga (2)	26,513	*
Charles Jacobson	606	*
Edward B. Stead	22,765	*
Michael D. Weinberg	70,247	*
Aaron G.L. Fletcher	2,376	*
All current executive officers and directors as a group (7 persons)	233,424	1.8%

5% Stockholders

Entities affiliated with Carlson Capital, L.P. (3)	9,193,766	70.7%

*Less than one percent.

(1)	Includes options to acquire 68,750 shares of common stock that are currently exercisable. Excludes options to acquire 106,250 shares of common stock that vest based upon the 60-day average closing price of the Company’s common stock and options to acquire 75,000 shares of common stock that vest in thirds on December 31, 2019, December 31, 2020 and December 31, 2021. Excludes 37,500 restricted shares of common stock that vest in thirds on December 31, 2019, December 31, 2020 and December 31, 2021.
(2)	Mr. Haga and Carlson Capital, L.P. have advised the Company that Mr. Haga is an employee of Carlson Capital, L.P., but is not a controlling person thereof.
(3)	Based solely on the Form 4 filed on March 29, 2018, with the SEC reporting beneficial ownership of 9,193,766 shares. The shares are directly beneficially owned by Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd. (together, the “Funds”). Includes 100,000 shares issuable upon the exercise of a warrant held by Double Black Diamond L.P. (“Double Black”). Carlson Capital, L.P. is the investment manager of the Funds and Double Black. Asgard Investment Corp. (“Asgard”) is the general partner of Carlson Capital. Clint D. Carlson is the President of Asgard and the Chief Executive Officer of Carlson Capital. Carlson Capital disclaims beneficial ownership of any and all such shares in excess of their pecuniary interest therein. The principal business address of Carlson Capital is 2100 McKinney Avenue, Suite 1800, Dallas, TX 75201.
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CODE OF ETHICS AND CONDUCT

The Board has adopted a Code of Ethics and Conduct applicable to all directors, officers and employees of the Company, as required by applicable securities laws and the rules of the SEC. A copy of the Code of Ethics and Conduct is posted in the Corporate Governance section of our Internet website at www.swkhold.com.

TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee Charter requires our Audit Committee to review and approve certain transactions between us and our executive officers and directors and greater than 5 percent beneficial owners of our common stock, and each of their immediate family members. Transactions subject to the review and approval of the Audit Committee (or another independent body of the Board) include transactions between us and the related person in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which such person has or will have a direct or indirect material interest. To identify any related party transactions, each year, we submit and require our directors and officers to complete director and officer questionnaires identifying any transactions with us in which the executive officer or director or their family members has an interest.  In addition, the Board determines, on an annual basis, which members of the Board meet the definition of independent director as defined in the rules of The Nasdaq Stock Market and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. In approving or rejecting any such transaction, the Audit Committee, considers the relevant facts and circumstances available to it, including but not limited to the risks, costs, benefits to our company, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee approves only those transactions that it determines in good faith, are in, or are not inconsistent with, our best interests.

Certain Transactions with Related Persons

On August 28, 2012, the Company appointed Charles Jacobson as the Company’s Chief Financial Officer, effective September 4, 2012. Mr. Jacobson carries out his role as Chief Financial Officer of the Company pursuant to an agreement between the Company and Pine Hill. The agreement outlines the scope of responsibilities of Pine Hill, as well as Mr. Jacobson’s role. These include, but are not limited to, matters relating to the preparation and filing of the Company’s periodic reports under the Exchange Act, the preparation of the Company’s financial statements included therein, and assisting the Company’s independent auditors with respect to developing and maintaining a system of internal control over financial reporting and disclosure controls and procedures. Pine Hill is compensated at a fixed annual fee plus reasonable expenses for performing services pursuant to the agreement. Pine Hill is responsible for all payments to Mr. Jacobson. As a result, Mr. Jacobson does not receive direct compensation from the Company and the amount of aggregate payments made to Pine Hill are based on the amount of work performed on our behalf. In 2018, the Company paid Pine Hill $203,000 in fees for its services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of the Board, our executive officers and persons who beneficially own more than 10 percent of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Exchange Act, which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely on (i) information provided to us by our current officers and directors and (ii) our review of reporting forms filed by our directors, executive officers and persons who beneficially own more than 10 percent of our outstanding common stock, we believe that during 2018 such persons filed the reports required under Section 16(a) of the Exchange Act on a timely basis.

PROPOSAL 3—ADVISORY VOTE ON COMPENSATION OF CERTAIN EXECUTIVES

We are providing stockholders with an advisory vote on executive compensation, or “Say on Pay.” The Say on Pay vote is a non-binding advisory vote on the compensation of our named executive officers, as described in the Executive Compensation section of this proxy statement, including the compensation tables and accompanying narrative disclosure. Although non-binding, the Board of Directors and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding our executive compensation programs.

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We strongly believe that our ability to retain and motivate our senior management is essential for us to execute our business plan. We place great importance on the consistency of our senior management in achieving results that we believe will enhance long-term stockholder value.

Stockholders are urged to read the Executive Compensation section of this proxy statement, including the compensation tables and the accompanying narrative disclosure, which discusses our compensation philosophy, policies and procedures, as well as outlines the compensation of our named executive officers in fiscal 2018. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Executive Compensation section are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our named executive officers in fiscal 2018 reflects and supports these compensation policies and procedures.

Accordingly, we ask our stockholders to approve the following resolution:

“RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related material disclosed in the proxy statement for the 2019 Annual Meeting of Stockholders.”

The Board of Directors recommends a vote FOR adoption of the resolution approving, on an advisory basis, the compensation of certain executive officers.

PROPOSAL 4—APPROVAL OF THE SWK HOLDINGS CORPORATION 2010 EQUITY INCENTIVE PLAN, AS AMENDED

On November 8, 2010, the Board approved the 2010 SWK Holdings Corporation Equity Incentive Plan, as amended (the “2010 Plan”). The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons, including employees, consultants, and non-employee directors, whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company’s future performance through the grant of equity awards. As of October 17, 2019, there were approximately six employees and consultants and five non-employee directors that could be eligible to participate in the 2010 Plan. Except as described herein under the captions, “Board Meetings, Director Independence and Annual Meeting Attendance-Compensation of Directors” the Company has not determined the amounts of any awards that might be made under the 2010 Plan. The Company anticipates granting awards to eligible plan participants in the normal course of business.

Description of the 2010 Plan

The 2010 Plan is administered by the Compensation Committee of the Board. The 2010 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests. At any time after the grant of an award, the administrator may accelerate the period during which the award vests. All forms of equity incentive compensation are granted at the discretion of the Company’s Board or Compensation Committee and may have a term not greater than 10 years from the date of grant.

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Shares Available under the 2010 Plan

The following table provides information as of October 16, 2019, with respect to the shares of common stock issuable under the 2010 Plan. The category “Equity compensation plans not approved by security holders” in the table below consists of the 2010 Plan.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans not approved by security holders	290,000	$12.02	259,692
Total	290,000	$12.02	259,692

As of October 16, 2019, 194,844 shares remained available for issuance under the 2010 Plan. Effective as of October 17, 2019, the Board amended the 2010 Plan to increase the number of shares available for issuance under the 2010 Plan by 1,000,000 shares, and to extend the termination date of the plan for an additional five (5) years to November 8, 2025. This increase of 1,000,000 shares represents approximately 7.7 percent of the Company's outstanding shares of common stock as of October 17, 2019.

Federal Income Tax Consequences

The Internal Revenue Code provides that a participant receiving a nonqualified option ordinarily does not realize taxable income upon the grant of the option. A participant does, however, realize income upon the exercise of a nonqualified option to the extent that the fair market value of the common stock on the date of exercise exceeds the option price. We are entitled to a federal income tax deduction for compensation in an amount equal to the ordinary income so realized by the participant. This deduction is conditioned on us reporting the income to be recognized. When the participant sells the shares acquired pursuant to a nonqualified option, any gain or loss will be capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands, although there will be no tax consequences for us.

The grant of an incentive stock option does not result in taxable income to an employee. The exercise of an incentive stock option also does not result in taxable income, provided that the circumstances satisfy the employment and holding period requirements in the Internal Revenue Code. However, the exercise of an incentive stock option may give rise to alternative minimum tax liability for the participant. In addition, if the employee does not dispose of the common stock acquired upon exercise of an incentive stock option during the statutory holding period, then any gain or loss upon subsequent sale of the common stock will be a long-term capital gain or loss. This assumes that the shares represent a capital asset in the participant’s hands.

The statutory holding period lasts until the later of two years from the date the option is granted and one year from the date the common stock is transferred to the employee pursuant to the exercise of the option.

If the employment and statutory holding period requirements are satisfied, we may not claim any federal income tax deduction upon either the exercise of the incentive stock option or the subsequent sale of the common stock received upon exercise. If both of these requirements are not satisfied, the amount of ordinary income taxable to the participant is the lesser of (i) the fair market value of the common stock on the date of exercise minus the option price and (ii) the amount realized on disposition minus the option price.

Any excess is long-term or short-term capital gain or loss, assuming the shares represent a capital asset in the employee’s hands. We are entitled to a federal income tax deduction in an amount equal to the ordinary income realized by the employee.

Under Section 83(b) of the Internal Revenue Code, a participant may elect to include in ordinary income, as compensation at the time restricted stock is first issued, the excess of the fair market value of the stock at the time of issuance over the amount paid, if any, by the participant. Unless a Section 83(b) election is made, no taxable income will generally be recognized by the recipient of a restricted stock award until the shares are no longer subject to the restrictions or the risk of forfeiture. When either the restrictions or the risk of forfeiture lapses, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the common stock on the date of lapse over the amount paid, if any, by the participant for the stock. Absent a Section 83(b) election, any cash dividends or other distributions paid with respect to the restricted stock prior to the lapse of the restrictions or risk of forfeiture will be included in the participant’s ordinary income as compensation at the time of receipt.

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Generally, a participant will not recognize any taxable income upon the award of stock appreciation rights or performance awards. At the time the participant receives the payment for the stock appreciation right or the performance award, the fair market value of shares of common stock or, in the case of a stock appreciation right not settled entirely by common stock, the amount of any cash received in payment for such awards generally is taxable to the participant as ordinary income.

As a general rule, we or one of our subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that a participant recognizes ordinary income from awards under the 2006 Plan. The amount of the deduction is the amount of the award that is considered reasonable compensation under the Internal Revenue Code.

Section 162(m) of the Internal Revenue Code generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year, but does not disallow a deduction for performance-based compensation the material terms of which are disclosed to and approved by stockholders. We have structured and intend to implement the 2010 Plan so that resulting compensation would be performance-based compensation, where applicable. To allow us to qualify the compensation, we are seeking stockholder approval of the 2010 Plan and the material terms of the related performance goals.

The exercisability of an option or a stock appreciation right and the payment of performance awards or the elimination of restrictions on restricted stock, may be accelerated as a result of a change in control. If any of the foregoing occurs, all or a portion of the value of the relevant award at that time may be a parachute payment. This is relevant for determining whether a 20 percent excise tax (in addition to income tax otherwise owed) is payable by the participant as a result of the receipt of an excess parachute payment pursuant to the Internal Revenue Code. We will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax.

THE FOREGOING SUMMARY OF THE EFFECT OF THE FEDERAL INCOME TAX UPON PARTICIPANTS IN THE 2010 PLAN DOES NOT PURPORT TO BE COMPLETE, AND IT IS RECOMMENDED THAT THE PARTICIPANTS CONSULT THEIR OWN TAX ADVISORS FOR COUNSELING. MOREOVER, THE FOREGOING SUMMARY IS BASED UPON PRESENT FEDERAL INCOME TAX LAWS AND IS SUBJECT TO CHANGE. THE TAX TREATMENT UNDER FOREIGN, STATE, OR LOCAL LAW IS NOT COVERED IN THIS SUMMARY.

Not all of the important information about the 2010 Plan is contained in the foregoing summary. The full text of the 2010 Plan is attached to this Proxy Statement as Appendix A.

The Board of Directors recommends a vote FOR adoption of the proposal to approve the 2010 Plan.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2019 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by us at our principal executive offices by the close of business on June 26, 2020. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2019 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at our principal executive offices by July 23, 2020.

The above-mentioned proposals must also be in compliance with our By-Laws and the proxy solicitation rules of the SEC, including but not limited to the information requirements set forth in our By-Laws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

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HOUSEHOLDING

The SEC allows us to deliver a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Company. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker, bank or other nominee may receive only one copy of the proxy materials, unless the broker, bank or other nominee has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other nominees have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings should contact their broker, bank or other nominee for more information, and stockholders of record should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder preferring to receive his or her own set of proxy materials now or in the future, should contact Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

OTHER BUSINESS

As of the date of this proxy statement, SWK received no proposal, nomination for director or other business submitted in accordance with its bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this proxy statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of the Board of Directors,

Winston L. Black III

Chief Executive Officer

Whether or not you plan to attend the 2019 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope so that your shares will be represented at the meeting.
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APPENDIX A

SWK HOLDINGS CORPORATION

2010 EQUITY INCENTIVE PLAN, AS AMENDED

1.                   PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents and Subsidiaries that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 27.

2.                   SHARES SUBJECT TO THE PLAN.

2.1               Number of Shares Available. Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is 1,4,50,000 Shares, which reflects the 1-for-10 net reverse split effected on October 7, 2015. The Company may issue Shares that are authorized but unissued shares pursuant to the Awards granted under the Plan. The Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Awards granted under the Plan.

2.2               Lapsed, Returned Awards. Shares subject to Awards, and Shares issued upon exercise of Awards, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (i) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (ii) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (iii) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (iv) are surrendered pursuant to an Exchange Program. With respect to SARs, only Shares actually issued pursuant to a SAR will cease to be available under the Plan; all remaining Shares under SARs will remain available for future grant or sale under the Plan. Shares that have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future issuance under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Stock Bonus Shares, Restricted Stock Units or Performance Shares are repurchased by the Company at the original issue price or are forfeited to the Company, then such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan.

2.3               Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

2.4               Limitations. No more than 14,500,000 Shares shall be issued pursuant to the exercise of ISOs, which reflects the 10-for-1 net reverse split effected on October 7, 2015..

2.5               Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 2.4, and (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 3, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

3.                   ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors and Outside Directors of the Company or any Parent or Subsidiary of the Company; provided such Consultants, Directors and Outside Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4.                   ADMINISTRATION.

4.1               Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Outside Directors. The Committee will have the authority to:

(a)                construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

(b)                prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

(c)                select persons to receive Awards;

(d)                determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e)                determine the number of Shares or other consideration subject to Awards;

(f)                 determine the Fair Market Value in good faith, if necessary;

(g)                determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

(h)                grant waivers of Plan or Award conditions;

(i)                 determine the vesting, exercisability and payment of Awards;

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(j)                 correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k)                determine whether an Award has been earned;

(l)                 determine the terms and conditions of any, and to institute any Exchange Program;

(m)              reduce or waive any criteria with respect to Performance Factors;

(n)                adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code; and

(o)                make all other determinations necessary or advisable for the administration of this Plan.

4.2               Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3               Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as “performance-based compensation” under Section 162(m) of the Code the Committee shall include at least two persons who are “outside directors” (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Committee) such “outside directors” shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Factors upon which vesting or settlement of any portion of such Award is to be subject. When required by Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Committee) such “outside directors” then serving on the Committee shall determine and certify in writing the extent to which such Performance Factors have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Insiders must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).

5.                   OPTIONS. The Committee may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

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5.1               Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each Option; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2               Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3               Exercise Period. Options may be exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4               Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted; provided that: (i) the Exercise Price of an ISO will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11. The Exercise Price of a NQSO may not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

5.5               Method of Exercise. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

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5.6               Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

(a)                If the Participant is Terminated for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than three (3) months after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event no later than the expiration date of the Options.

(b)                If the Participant is Terminated because of the Participant’s death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(c)                If the Participant is Terminated because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code, or (b) twelve (12) months after the Termination Date when the Termination is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.

(d)                If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s Termination Date, or at such later time and on such conditions as are determined by the Committee, but in any no event later than the expiration date of the Options.

5.7               Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8               Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

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5.9               Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.10           No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.                   RESTRICTED STOCK AWARDS.

6.1               Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

6.2               Restricted Stock  Award Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.

6.3               Purchase Price. The Committee, in its sole discretion, may determine to set a Purchase Price for a Restricted Stock Award. The Purchase Price, if any, may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of any Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement.

6.4               Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

6.5               Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

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7.                   STOCK BONUS AWARDS.

7.1               Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares (which may consist of Restricted Stock or Restricted Stock Units) for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

7.2               Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

7.3               Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

7.4               Termination of Participation. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

8.                   STOCK APPRECIATION RIGHTS.

8.1               Awards of SARs. A Stock Appreciation Right (“SAR”) is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

8.2               Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR; (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant’s Termination on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted, and may be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for each SAR; and (y) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

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8.3               Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

8.4               Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

9.                   RESTRICTED STOCK UNITS.

9.1               Awards of Restricted Stock Units. A Restricted Stock Unit (“RSU”) is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

9.2               Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU; (b) the time or times during which the RSU may be settled; and (c) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each RSU. An RSU may be awarded upon satisfaction of such Performance Factors (if any) during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (x) determine the nature, length and starting date of any Performance Period for the RSU; (y) select from among the Performance Factors to be used to measure the performance, if any; and (z) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

9.3               Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both.

9.4               Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

10.               PERFORMANCE SHARES.

10.1           Awards of Performance Shares. A Performance Share Award is an award to a Participant denominated in Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). Grants of Performance Shares shall be made pursuant to an Award Agreement.

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10.2           Terms of Performance Shares. The Committee will determine, and each Award Agreement shall set forth, the terms of each award of Performance Shares including, without limitation: (a) the number of Shares deemed subject to such Award; (b) the Performance Factors and Performance Period that shall determine the time and extent to which each award of Performance Shares shall be settled; (c) the consideration to be distributed on settlement, and the effect of the Participant’s Termination on each award of Performance Shares. In establishing Performance Factors and the Performance Period the Committee will: (x) determine the nature, length and starting date of any Performance Period; (y) select from among the Performance Factors to be used; and (z) determine the number of Shares deemed subject to the award of Performance Shares. Prior to settlement the Committee shall determine the extent to which Performance Shares have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares that are subject to different Performance Periods and different performance goals and other criteria.

10.3           Value, Earning and Timing of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of Performance Shares will be entitled to receive a payout of the number of Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Factors or other vesting provisions have been achieved. The Committee, in its sole discretion, may pay earned Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof.

10.4           Termination of Participant. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such Participant’s Termination Date (unless determined otherwise by the Committee).

11.               PAYMENT FOR SHARE PURCHASES.

Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a)                by cancellation of indebtedness of the Company to the Participant;

(b)                by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c)                by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

(d)                by consideration received by the Company pursuant to a broker-assisted and/or same day sale (or other) cashless exercise program implemented by the Company in connection with the Plan;

(e)                by any combination of the foregoing; or

(f)                 by any other method of payment as is permitted by applicable law.

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12.               GRANTS to outside directors.

12.1           Types of Awards. Outside Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board.

12.2           Eligibility. Awards pursuant to this Section 12 shall be granted only to Outside Directors. An Outside Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.

12.3           Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Outside Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

13.               WITHHOLDING TAXES.

13.1           Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable federal, state, local and international withholding tax requirements.

13.2           Stock Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may require or permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

14.               TRANSFERABILITY. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (i) during the Participant’s lifetime only by (A) the Participant, or (B) the Participant’s guardian or legal representative; and (ii) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees

15.               PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1           Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.

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15.2           Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s Termination at any time within ninety (90) days after the later of the Participant’s Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16.               CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

17.               ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note; provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18.               REPRICING; EXCHANGE AND BUYOUT OF AWARDS. The Committee may reprice Options or SARS without prior stockholder approval. The Committee may, at any time or from time to time authorize the Company, in the case of an Option or SAR exchange, and with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), to pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19.               SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

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20.               NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant’s employment or other relationship at any time.

21.               CORPORATE TRANSACTIONS.

21.1           Assumption or Replacement of Awards by Successor. In the event of a Corporate Transaction any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then notwithstanding any other provision in this Plan to the contrary, such Awards will expire on such transaction at such time and on such conditions as the Board will determine; the Board (or, the Committee, if so designated by the Board) may, in its sole discretion, accelerate the vesting of such Awards in connection with a Corporate Transaction. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

21.2           Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company’s award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code).

21.3           Outside Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Outside Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22.               ADOPTION AND STOCKHOLDER APPROVAL. The Committee, in its sole discretion, may at any time determine to submit the Plan for the approval of the Company’s stockholders, consistent with applicable laws.

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23.               TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate fifteen (15) years from the date this Plan is adopted by the Board. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

24.               AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25.               NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26.               INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers and/or directors of the Company.

27.               DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

“Award” means any award under the Plan, including any Option, Restricted Stock, Stock Bonus, Stock Appreciation Right, Restricted Stock Unit or award of Performance Shares.

“Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Committee has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

“Board” means the Board of Directors of the Company.

“Cause” means (i) the commission of any act of fraud, embezzlement or dishonesty by the Participant, (ii) any unauthorized use or disclosure by the Participant of confidential information or trade secrets of the Company, or (iii) any intentional misconduct by a Participant that adversely affects the business or affairs of the Company in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company may consider as grounds for the dismissal or discharge of a Participant.

“Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

“Committee” means the Compensation Committee of the Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

“Company” means SWK Holdings Corporation, or any successor corporation.

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“Consultant” means any person, including an advisor or independent contractor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

“Corporate Transaction” means the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation or (iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company).

“Director” means a member of the Board.

“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided, however, that except with respect to Awards granted as ISOs, the Committee in its discretion may determine whether a total and permanent disability exists in accordance with non-discriminatory and uniform standards adopted by the Committee from time to time, whether temporary or permanent, partial or total, as determined by the Committee.

“Effective Date” means the date this Plan is approved by the Company’s stockholders, the date of which shall be within twelve (12) months before or after the date this Plan is adopted by the Board.

“Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

“Exchange Program” means a program pursuant to which outstanding Awards are surrendered, cancelled or exchanged for cash, the same type of Award or a different Award (or combination thereof).

“Fair Market Value” means, as of any date, the value of a share of the Company’s Common Stock determined as follows:

(a)                if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

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(b)                if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Board or the Committee deems reliable;

(c)                in the case of an Option or SAR grant made on the Effective Date, the price per share at which shares of the Company’s Common Stock are initially offered for sale to the public by the Company’s underwriters in the initial public offering of the Company’s Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

(d)                if none of the foregoing is applicable, by the Board or the Committee in good faith.

“Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.

“Option” means an award of an option to purchase Shares pursuant to Section 5 or Section 12 of the Plan.

“Outside Director” means a Director who is not an Employee of the Company or any Parent or Subsidiary.

“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Participant” means a person who holds an Award under this Plan.

“Performance Factors” means the factors selected by the Committee, which may include, but are not limited to the, the following measures (whether or not in comparison to other peer companies) to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

•	Net revenue and/or net revenue growth;
•	Earnings per share and/or earnings per share growth;
•	Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;
•	Operating income and/or operating income growth;
•	Net income and/or net income growth;
•	Total stockholder return and/or Share price appreciation;
•	Return on equity;
•	Operating cash flow return on income;
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•	Adjusted operating cash flow return on income;
•	Economic value added;
•	Individual business objectives; and
•	Company specific operational metrics.

“Performance Period” means the period of service determined by the Committee, not to exceed five (5) years, during which years of service or performance is to be measured for the Award.

“Performance Share” means an Award granted pursuant to Section 10 or Section 12 of the Plan.

“Plan” means this SWK Holdings Corporation 2010 Equity Incentive Plan.

“Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

“Restricted Stock Award” means an award of Shares pursuant to Section 6 or Section 12 of the Plan, or issued pursuant to the early exercise of an Option.

“Restricted Stock Unit” means an Award granted pursuant to Section 9 or Section 12 of the Plan.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shares” means shares of the Company’s Common Stock and any successor security.

“Stock Appreciation Right” means an Award granted pursuant to Section 8 and Section 12 of the Plan.

“Stock Bonus” means an Award granted pursuant to Section 7 or Section 12 of the Plan.

“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

“Termination” or “Terminated” means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the “Termination Date”).

“Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

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01 - D. Blair Baker 04 - Christopher W. Haga 02 - Winston L. Black 05 - Edward B. Stead 03 - Aaron G.L. Fletcher 06 - Michael D. Weinberg For Withhold For Withhold For Withhold 6 3 B V Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 034ZHB + + Proposals — The Board of Directors recommend a vote FOR all the nominees listed and A FOR Proposals 2, 3 and 4. 2. To ratify BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. 3. To approve on an advisory basis of the compensation paid to certain executive officers. 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 4. To approve the Company’s 2010 Equity Incentive Plan, as amended. Q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual Meeting Proxy Card For Against Abstain 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 4 1 5 1 9 0 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/SWKH or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SWKH Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Votes submitted electronically must be received by 1:00 a.m., Central Time, on November 19, 2019. Your vote matters – here’s how to vote!

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/SWKH Notice of 2019 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — November 19, 2019 Winston Black, Charles Jacobson, and David R. Earhart, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on November 19, 2019 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — SWK HOLDINGS CORPORATION qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Change of Address — Please print new address below. Comments — Please print your comments below. C Non-Voting Items + + 2019 Annual Meeting Admission Ticket 2019 Annual Meeting of SWK Holdings Corporation Stockholders November 19, 2019 at 9:00 a.m., Central Time 14785 Preston Road Dallas, Texas 75254 Upon arrival, please present this admission ticket and photo identification at the registration desk.

01 - D. Blair Baker 04 - Christopher W. Haga 02 - Winston L. Black 05 - Edward B. Stead 03 - Aaron G.L. Fletcher 06 - Michael D. Weinberg For Withhold For Withhold For Withhold 1 U P X Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 034ZIB + + Proposals — The Board of Directors recommend a vote FOR all the nominees listed and A FOR Proposals 2, 3 and 4. 2. To ratify BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. 3. To approve on an advisory basis of the compensation paid to certain executive officers. 1. Election of Directors: For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. 4. To approve the Company’s 2010 Equity Incentive Plan, as amended. Q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Annual Meeting Proxy Card For Against Abstain MMMMMMMMM 4 1 5 1 9 0 MMMMMMMMMMMM

Notice of 2019 Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — November 19, 2019 Winston Black, Charles Jacobson, and David R. Earhart, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on November 19, 2019 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2, 3 and 4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Proxy — SWK HOLDINGS CORPORATION q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q